EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GridAI Technologies Corp. (the “Company”) on Form 10-Q for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason Sawyer, Chief Executive Officer of the Company, and Anna Skowron, Interim Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

2
Date: August 21, 2026	/s/ Jason Sawyer
Jason Sawyer
Chief Executive Officer and Chairman
(Principal Executive Officer)

/s/ Anna Skowron
Anna Skowron
Interim Chief Financial Officer
(Principal Financial and Accounting Officer)